Segment Information	12 Months Ended
Apr. 30, 2018
Segment Reporting [Abstract]
Segment Information
Our subsidiaries provide assisted and DIY tax return preparation solutions through multiple channels (including in-person, online and mobile applications, and desktop software) and distribute the H&R Block-branded products and services, including those of our financial partners, to the general public primarily in the U.S., Canada, Australia, and their respective territories. Tax returns are either prepared by H&R Block tax professionals (in company-owned or franchise offices or virtually via the internet) or prepared and filed by our clients through our DIY tax solutions.
We operate as a single segment that includes all of our continuing operations, which are designed to enable clients to obtain tax preparation services seamlessly.
The carrying value of long-lived assets held outside the U.S. totaled $24.5 million, $21.0 million and $17.5 million as of April 30, 2018, 2017 and 2016, respectively.